UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 2, 2015 (March 1, 2015)

Aruba Networks, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33347	02-0579097
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1344 Crossman Ave

Sunnyvale, CA 94089

(Address of principal executive offices, including zip code)

(408) 227-4500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On March 2, 2015, Aruba Networks, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Hewlett-Packard Company (“Parent”) and Aspen Acquisition Sub, Inc., a wholly-owned subsidiary of Parent (“Merger Sub”), providing for the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly-owned subsidiary of Parent. Capitalized terms not otherwise defined have the meaning set forth in the Merger Agreement.

At the Effective Time of the Merger, each share of common stock, par value $0.0001 per share, of the Company (such shares, collectively, the “Shares”) issued and outstanding immediately prior to the Effective Time (excluding, (i) any shares held in the treasury of the Company or owned, directly or indirectly, by Parent or Merger Sub immediately prior to the Effective Time and (ii) any Shares issued and outstanding immediately prior to the Effective Time that are held by any holder who has not voted in favor of the Merger and who is entitled to demand and properly demands appraisal of such Shares pursuant to Section 262 of the DGCL) will be cancelled and extinguished and automatically converted into the right to receive $24.67 in cash, without interest, and subject to deduction for any required withholding Tax (the “Merger Consideration”).

At the Effective Time, each option (each, a “Company Stock Option”) to purchase Shares granted under any Company equity plan that is unvested and outstanding immediately prior to the Effective Time and is held by a person providing services to the Company or its Subsidiary immediately prior to the Effective Time, and each award of restricted stock units and market stock units (collectively, “Company RSUs”) representing the right to receive one Share for each Company RSU granted under any Company equity plan that is outstanding immediately prior to the Effective Time and is held by a person providing services to the Company or its Subsidiary immediately prior to the effective time will be assumed by Parent and converted automatically into a right to receive shares of Parent Common Stock based on formulas set forth in the Merger Agreement (or cash, if so provided under the terms of such Company RSU or required by applicable law) and subject to terms and conditions substantially identical to those in effect at the Effective Time. Notwithstanding the foregoing, at the Effective Time each Company Stock Option to purchase Shares granted under any Company equity plan that is vested and outstanding immediately prior to the Effective Time will not be assumed by Parent and will be cancelled and, in exchange therefor, each former holder of any such cancelled vested Company Stock Option will have the right to receive an amount in cash (without interest, and subject to deduction for any required withholding Tax) equal to the product of (i) the excess of the Merger Consideration over the exercise price per Share under such vested Company Stock Option and (ii) the number of Shares subject to such vested Company Stock Option; provided, that if the exercise price per Share of any such vested Company Stock Option is equal to or greater than the Merger Consideration, such vested Company Stock Option shall be cancelled without any cash payment being made in respect thereof.

Consummation of the Merger is subject to customary closing conditions, including, without limitation, the absence of certain legal impediments, antitrust regulatory approval pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the antitrust laws of certain other jurisdictions, and the expiration or termination of the respective waiting periods required in connection with such required antitrust approvals.

The Company has made customary representations and warranties in the Merger Agreement and has agreed to customary covenants regarding the operation of the business of the Company and its Subsidiary prior to the Effective Time. The Company is also subject to customary restrictions on its ability to solicit alternative acquisition proposals from third parties and to provide non-public information to, and participate in discussions and engage in negotiations with, third parties regarding alternative acquisition proposals, with customary exceptions for Superior Proposals.

The Merger Agreement contains certain termination rights for the Company and Parent. Upon termination of the Merger Agreement under specified circumstances, the Company will be required to pay Parent a termination fee of $90 million. If the Merger Agreement is terminated (i) by either Company or Parent in the event that (x) an Acquisition Proposal to acquire at least 50% of the Company’s Stock or assets is publicly announced or otherwise communicated to senior management and such Acquisition Proposal has not been publicly withdrawn without qualification prior to certain dates, (y) (I) the Merger has not been consummated by the Outside Date and such termination is prior to receipt of the Company Stockholder Approval or (II) the Company Stockholder Approval is not obtained at the Company

Stockholders Meeting and (z) within one year of termination, the Company enters into an agreement, or consummates any transaction, in respect of any Acquisition Proposal for at least 50% of the Company’s stock or assets; (ii) by Parent as a result of the Company’s intentional breach of a covenant or agreement in the Merger Agreement following the public announcement of an Acquisition Proposal to acquire at least 50% of the Company’s stock or assets and, within one year of termination, the Company enters into an agreement, or consummates any transaction, in respect of any Acquisition Proposal for at least 50% of the Company’s stock or assets; (iii) by Parent due to the Company Board’s (x) change or withdrawal of its recommendation in favor of the Merger, (y) failure to publicly recommend against a tender or exchange offer relating to an Acquisition Proposal (whether or not a Superior Proposal) or (z) failure to, at the written request of Parent, publicly reaffirm its recommendation of the Merger after the public announcement of an Acquisition Proposal or any material modification to such proposal; (iv) by Parent due to the Company’s material breach of its covenant in the Merger Agreement regarding non-solicitation or its covenant in the Merger Agreement to hold a meeting of the Company’s Stockholders for obtaining approval of the Merger; or (v) by the Company, prior to obtaining the Company Stockholder Approval, in order to accept a Superior Proposal, then the termination fee will become payable by the Company to Parent.

In addition to the foregoing, and subject to certain limitations, the Company or Parent may terminate the Merger Agreement if the Merger is not consummated by February 28, 2016.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement, which is attached as Exhibit 2.1 and is incorporated herein by reference.

The Merger Agreement contains representations and warranties by each of Parent, Merger Sub and the Company. These representations and warranties were made solely for the benefit of the parties to the Merger Agreement and (i) should not be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate; (ii) may have been qualified in the Merger Agreement by disclosures that were made to the other party in connection with the negotiation of the Merger Agreement (iii) may apply contractual standards of “materiality” that are different from “materiality” under applicable securities laws; and (iv) were made only as of the date of the Merger Agreement or such other date or dates as may be specified in the Merger Agreement.

On March 2, 2015, Parent and the Company issued a joint press release announcing the entry into the Merger Agreement. The text of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws

On March 1, 2015, the Board of Directors of the Company approved an amendment to the Amended and Restated Bylaws of the Company (the “Bylaw Amendment”), which became effective immediately. The Bylaw Amendment amends the Bylaws to include a forum selection clause that establishes the Court of Chancery in the State of Delaware (or, only if the Court of Chancery in the State of Delaware declines to accept jurisdiction over a particular matter, any federal court within the State of Delaware) as the sole and exclusive forum for certain legal claims and actions, including derivative actions, actions asserting a breach of fiduciary duty by the directors or officers of the Company, actions based on the DGCL, or actions asserting a claim governed by the internal affairs doctrine, unless the Company consents in writing to the selection of an alternative forum. The foregoing description of the Bylaw Amendment is only a summary, does not purport to be complete, and is qualified in its entirety by reference to the Bylaw Amendment, a copy of which is attached as Exhibit 3.1 and is incorporated herein by reference.

Item 8.01.	Other Events

Concurrently with the execution of the Merger Agreement, Dominic Orr, President and Chief Executive Officer of the Company, and Keerti Melkote, Chief Technology Officer of the Company, who own in the aggregate 2,647,683 shares of Company common stock, entered into a voting agreement with Parent (the “Voting Agreement”) pursuant to which each of them agreed (i) to vote in favor of the Merger and the other transactions contemplated thereby and (ii) on certain restrictions in the transfer of their shares of the Company’s Common Stock.

A copy of the Voting Agreement is attached hereto as Exhibit 99.2 and is incorporated by reference. The foregoing description of the Voting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Voting Agreement.

Additional Information and Where to Find It

In connection with the transaction, the Company intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the transaction. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE TRANSACTION. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the transaction (when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or through the investor relations section of the Company’s website (http://www.arubanetworks.com).

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the transaction. Information about the Company’s directors and executive officers and their ownership of the Company’s Common Stock is set forth in the Company’s proxy statement on Schedule 14A filed with the SEC on October 24, 2014. Information regarding the identity of the potential participants, and their direct or indirect interests in the transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the transaction.

Forward-Looking Statements

The communication above contains “forward-looking statements,” relating to the acquisition of the Company by Parent. All statements other than historical facts included in this communication, including, but not limited to, statements regarding the timing and the closing of the transaction, the expected benefits of the transaction, prospective performance and future business plans, and any assumptions underlying any of the foregoing, are forward-looking statements. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or unknown, or unknown risks or uncertainties materialize, actual results could vary materially from the parties’ expectations and projections. Risks and uncertainties include, among other things, uncertainties regarding the timing of the closing of the transaction; uncertainties as to the Company’s stockholder approval of the transaction; the possibility that various closing conditions to the merger may not be satisfied or waived, including that a governmental entity may prohibit, delay, or refuse to grant approval for the consummation of the transaction; that there is a material adverse change to the Company; the outcome of any legal proceedings relating to the Merger or the Merger Agreement; risks to the consummation of the Merger, including risk that the Merger will not be consummated within the expected time period or at all; other business effects, including effects of industry, economic or political conditions outside the Company’s control; transaction costs; actual or contingent liabilities; as well as other cautionary statements contained elsewhere herein and the other risks that are described in the Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2014, the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ending October 31, 2014 and the Company’s other filings with the SEC. The Company assumes no obligation and does not intend to update these forward-looking statements.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of March 2, 2015, by and among Hewlett-Packard Company, Aspen Acquisition Sub, Inc., and Aruba Networks, Inc.*

3.1	Amendment to the Amended and Restated Bylaws of the Company.

99.1	Joint Press Release of Hewlett-Packard Company and Aruba Networks, Inc., dated March 2, 2015.

99.2	Voting Agreement, dated as of March 2, 2015, by and among Hewlett-Packard Company and the stockholders of the Company named therein.

*	Certain schedules and exhibits to this agreement have been have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish a supplemental copy of any omitted schedule to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aruba Networks, Inc.

By:	/s/ Ava Hahn
Name: Ava Hahn Title: General Counsel

Date: March 2, 2015

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of March 2, 2015, by and among Hewlett-Packard Company, Aspen Acquisition Sub, Inc., and Aruba Networks, Inc.*

3.1	Amendment to the Amended and Restated Bylaws of the Company.

99.1	Joint Press Release of Hewlett-Packard Company and Aruba Networks, Inc., dated March 2, 2015.

99.2	Voting Agreement, dated as of March 2, 2015, by and among Hewlett-Packard Company and the stockholders of Aruba Networks named therein.

*	Certain schedules and exhibits to this agreement have been have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish a supplemental copy of any omitted schedule to the SEC upon request.